SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016

CATACA RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55316	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

400 Corporate Pointe, Suite 300 Culver City CA Phone: 855-710-0915
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CATACA RESOURCES, INC.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 7, 2016, Cataca Resources, Inc., a Nevada corporation (the “Company” or “CATQ”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Flitways Technology Inc., a Delaware corporation (“FTI”), and the controlling stockholders of FTI (the “FTI Shareholders”). Pursuant to the

Share Exchange Agreement, the Company will acquire 100% of the issued and outstanding equity of FTI from the FTI shareholders (the “FTI Shares”) and in exchange the Company shall issue to FTI 20,000,000 restricted shares of its common stock (the “CATQ Shares”). As a result of the Share Exchange Agreement, FTI shall become a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. In addition, the closing of the Share Exchange (the “Closing”) shall only occur once the Company completes a name change and FTI provides CATQ with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) (the “Closing Date”).

The foregoing description of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 3.02.

Pursuant to the terms and conditions of the Share Exchange, the Company issued to the to the shareholders of FTI, 20,000,000 restricted common shares, with such shares being delivered on a pro rata basis to the FTI shareholders.

Exemption from Registration. The shares of common stock to be issued pursuant to the Share Exchange Agreement, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.01	Share Exchange Agreement by and among the Company, Flitways Technology Inc. and the shareholders of Flitways Technology Inc., dated September 7, 2016, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATACA RESOURCES, INC.
Date: September 7, 2016	/s/ Tobi Mac Aro
By: Tobi Mac Aro, President